UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  August 31, 2014

Item 1. Schedule of Investments.

Tortoise Energy Infrastructure Corporation
SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2014
	Shares	Fair Value
Master Limited Partnerships and Related Companies - 176.6% (1)
Crude/Refined Products Pipelines - 80.5% (1)
United States - 80.5% (1)
Buckeye Partners, L.P.	3,287,305	$259,697,095
Enbridge Energy Partners, L.P.	4,164,999	151,272,764
Genesis Energy L.P.	657,863	36,642,969
Holly Energy Partners, L.P.	1,886,360	68,456,004
Magellan Midstream Partners, L.P.	4,802,097	403,040,001
MPLX LP	1,496,831	91,306,691
NuStar Energy L.P.	836,150	55,261,154
Oiltanking Partners, L.P.	1,806,646	88,688,252
PBF Logistics LP	225,000	5,616,000
Phillips 66 Partners LP	523,900	38,768,600
Plains All American Pipeline, L.P. (2)	7,006,910	419,924,116
Rose Rock Midstream, L.P.	240,511	14,668,766
Sunoco Logistics Partners L.P.	6,682,971	330,673,405
Tesoro Logistics LP	1,309,100	92,003,548
Valero Energy Partners LP	598,620	31,912,432
		2,087,931,797
Natural Gas/Natural Gas Liquids Pipelines - 63.7% (1)
United States - 63.7% (1)
Crestwood Midstream Partners LP	2,371,165	55,390,414
El Paso Pipeline Partners, L.P.	1,476,131	61,348,004
Energy Transfer Equity, L.P.	2,184,000	132,459,600
Energy Transfer Partners, L.P.	3,181,261	182,763,445
Enterprise Products Partners L.P.	7,943,384	322,739,692
EQT Midstream Partners, LP	1,209,766	117,940,087
Kinder Morgan Management, LLC (3)	1,493,463	145,941,194
ONEOK Partners, L.P.	3,059,559	181,829,591
Regency Energy Partners LP	5,137,606	169,438,246
Spectra Energy Partners, LP	2,912,544	165,985,883
Williams Partners L.P.	2,161,200	114,565,212
		1,650,401,368
Natural Gas Gathering/Processing - 32.4% (1)
United States - 32.4% (1)
Access Midstream Partners, L.P.	2,391,907	153,919,216
DCP Midstream Partners, LP	2,315,127	130,989,886
EnLink Midstream Partners, LP	2,362,263	73,206,530
MarkWest Energy Partners, L.P.	2,359,512	188,123,892
Summit Midstream Partners, LP	222,900	12,321,912
Targa Resources Partners LP	1,579,157	117,489,281
Western Gas Partners LP	2,123,900	164,581,011
		840,631,728

Total Master Limited Partnerships and Related Companies (Cost $1,975,178,110)		4,578,964,893

Common Stock - 0.7%(1)
Crude/Refined Products Pipelines - 0.7%(1)
United States - 0.7% (1)
Plains GP Holdings, L.P. (Cost $13,572,477)	630,662	19,462,229

Short-Term Investment - 0.0% (1)
United States Investment Company - 0.0% (1)
Fidelity Institutional Money Market Portfolio - Class I, 0.05% (4) (Cost $120,665)	120,665	120,665

Total Investments - 177.3% (1) (Cost $1,988,871,252)		4,598,547,787

Interest Rate Swap Contracts - (0.0%) (1)
$135,000,000 notional - Unrealized Depreciation		(742,216)
Other Assets and Liabilities - (52.1%) (1)		(1,349,892,812)
Senior Notes - (20.2%) (1)		(524,400,000)
Mandatory Redeemable Preferred Stock at Liquidation Value - (5.0%) (1)		(130,000,000)
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$2,593,512,759

(1) Calculated as a percentage of net assets applicable to common stockholders.
(2)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $742,216.
(3) Security distributions are paid-in-kind.
(4) Rate indicated is the current yield as of August 31, 2014.

Various inputs are used in determining the fair value of the Company’s financial instruments.  These inputs are summarized in the three broad levels listed below:

    Level 1 – quoted prices in active markets for identical investments
    Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
    Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of August 31, 2014.  These assets are measured on a recurring basis.

	Fair Value at
Description	August 31, 2014	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$19,462,229	$19,462,229	$-	$-
Master Limited Partnerships and Related Companies(a)	4,578,964,893	4,578,964,893	-	-
Other Securities:
Short-Term Investment(b)	120,665	120,665	-	-
Total Assets	$4,598,547,787	$4,598,547,787	$-	$-
Liabilities
Interest Rate Swap Contracts	$742,216	$-	$742,216	$-
(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at August 31, 2014.

The Company did not hold any Level 3 securities during the period from December 1, 2013 through August 31, 2014.  The Company utilizes the beginning of reporting period method for determining transfers between levels.  There were no transfers between levels during the period ended August 31, 2014.

Valuation Techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value.  This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's fair value.  If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy.  If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

As of August 31, 2014, the aggregate cost of securities for federal income tax purposes was $1,436,078,985.  The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $3,162,468,802, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $0 and the net unrealized appreciation was $3,162,468,802.

Item 2. Controls and Procedures.

(a)
The registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Energy Infrastructure Corporation

Date: October 30, 2014	By:	/s/ Terry Matlack
Terry Matlack
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise Energy Infrastructure Corporation

Date: October 30, 2014	By:	/s/ Terry Matlack
Terry Matlack
Chief Executive Officer

Tortoise Energy Infrastructure Corporation

Date: October 30, 2014	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Financial Officer